Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent Events

In January 2019, February 2019 and March 2019, we contributed a further $18.0 million, $3.5 million and $10.0 million, respectively, to the Export Terminal Joint Venture, in addition to the $41.0 million contributed up to December 31, 2018, of our expected share of our expected $155.0 million share of the capital cost of the Marine Export Terminal from the company’s available cash resources and the proceeds of the 2018 Bonds.

On March 25, 2019 the Company entered into a secured term loan with Credit Agricole Corporate and Investment Bank, ING Bank N.V. London Branch and Skandinaviska Enskilda Banken AB (Publ.) for a maximum principal amount of $107.0 million (the “March 2019 Secured Term Loan”), to re-finance four of our vessels secured within our January 2015 secured term loan facility that was due to mature in June 2020. The repayment of the loan on the four vessels was $75.6 million, leaving net proceeds of $31.4 million for general corporate purposes. The facility has a term of six years from the date of the agreement and expires in March 2025. Under this agreement, liquidity must be no less (i) $35.0 million, or (ii) 5% of net debt or total debt, as applicable, whichever is greater; and the aggregate fair market value of the collateral vessels must be no less than 130% of the aggregate outstanding borrowing under the facility. Interest on amounts drawn is payable at a rate of U.S. LIBOR plus 240 basis points per annum.

On March 29, 2019, Navigator Ethylene Terminals LLC, a wholly-owned subsidiary of the Company (the “Marine Terminal Borrower”), entered into a Credit Agreement (the “Terminal Facility”) with ING Capital LLC and SG Americas Securities, LLC for a maximum principal amount of $75.0 million, to be used solely for the payment of project costs relating to our Marine Export Terminal. The Terminal Facility is comprised of an initial construction loan, followed by a term loan with a final maturity occurring on the earlier of (i) five years from completion of the Marine Export Terminal and (ii) December 31, 2025. The loans are subject to quarterly repayments of principal and interest beginning three months after the completion of the Marine Export Terminal. Interest on amounts drawn is payable at a rate of U.S. LIBOR plus 250 to 300 basis points per annum over the term of the facility, for interest periods of three or six months as selected by the Marine Terminal Borrower. The Terminal Facility includes events of default for the failure to achieve the completion of the Marine Export Terminal by December 31, 2020, the abandonment of all or substantially all activities relating to the Marine Export Terminal for 90 consecutive days and if certain material contracts relating to the Marine Export Terminal are terminated, as well as customary events of default including those relating to a failure to pay principal or interest, a breach of covenant, representation or warranty, a cross-default to other indebtedness and non-compliance with security documents. The loans under the Terminal Facility are secured by first priority liens on the rights to the Marine Terminal Borrower’s distributions from the Marine Terminal Joint Venture, the Marine Terminal Borrower’s assets and properties and the company’s equity interests in the Marine Terminal Borrower.